UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________________________________________________________
FORM 8-K
______________________________________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event): April 22, 2021
______________________________________________________________________________
Cactus, Inc.
(Exact name of registrant as specified in its charter)
______________________________________________________________________________

Delaware	001-38390	35-2586106
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

920 Memorial City Way, Suite 300
Houston, Texas 77024
(Address of principal executive offices)
(Zip Code)

(713) 626-8800
(Registrant’s telephone number, including area code)
______________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01	WHD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Second Amended and Restated Employment Agreements
On April 22, 2021, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of Cactus, Inc. (the “Company”), approved the entry by Cactus Wellhead, LLC (“Cactus LLC”) into amended and restated employment agreements (the “Second Amended and Restated Employment Agreement”) with Scott Bender, President and Chief Executive Officer, and Joel Bender, Senior Vice President and Chief Operating Officer in order to establish new three-year terms with Messrs. Scott and Joel Bender. The Second Amended and Restated Employment Agreements became effective on April 25, 2021. The terms of the Second Amended and Restated Employment Agreements are substantially similar to those contained in the amended and restated employment agreements entered into with Scott Bender and Joel Bender on February 12, 2018. Under these Second Amended and Restated Employment Agreements, each of Messrs. Scott and Joel Bender are entitled to receive severance compensation if his employment is terminated under certain conditions, such as a termination of the named executive officer for “good reason” or by us without “cause,” each as defined in the Second Amended and Restated Employment Agreements. Each of the Second Amended and Restated Employment Agreements has a three-year term that will extend automatically for one-year periods unless either party provides written notice 90 to 120 days’ prior to the next anniversary of the applicable agreement that such party does not wish to extend the applicable agreement. In addition, the agreements provide for:
•specified minimum base salaries;

•participation in all of our employee benefit plans to the extent the executive is eligible thereunder;

•termination benefits, including, in specified circumstances, severance payments; and

•an annual target bonus opportunity of not less than 100% of annual base salary (“Base Bonus”) and an opportunity to earn an additional Stretch Bonus opportunity of up to 40% of the Base Bonus in the good faith determination of the Board if the respective executive satisfies budgetary and performance goals, as determined annually by the Board.

The Company has not entered into separate severance agreements with Scott and Joel Bender and instead relies on the terms of each executive’s Second Amended and Restated Employment Agreement to dictate the terms of any severance arrangements. The Second Amended and Restated Employment Agreements do not provide for accelerated or enhanced cash payments or health and welfare benefits upon a change in control but do provide for salary continuation payments and subsidized health and welfare benefits upon the termination of the executive’s employment for “good reason” or without “cause.”

The terms of the Amended and Restated Noncompetition Agreements executed between Cactus LLC and each of Scott Bender and Joel Bender remain in full force and effect and are not altered by the entry into the Second Amended and Restated Employment Agreements.

The foregoing description of the Second Amended and Restated Employment Agreements is not complete and is qualified in its entirety by reference to the full text of the Second Amended and Restated Employment Agreements, which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated in this Item 5.02 by reference.

Reinstatement of Base Salaries for Certain Executive Officers and Restoration of Non-Employee Director Compensation

On April 22, 2021, in response to improving activity levels in demand for the Company’s products and services, the Compensation Committee approved the reinstatement of pre-pandemic salary levels for Messrs. Scott, Joel and Steven Bender. Effective as of April 25, 2021, Messrs. Scott, Joel and Steven Bender will each receive annual salaries of $300,000. This measure was taken by the Compensation Committee after salaries and wages for all other employees in the U.S. who faced reductions during the economic downturn in 2020 were recently restored to their pre-pandemic levels.

Item 8.01 Other Events

In addition, on April 23, 2021, the Compensation Committee approved the restoration of non-employee director compensation to pre-pandemic levels. Accordingly, effective immediately, each non-employee director shall receive the following compensation for his or her service on the Board of Directors. All cash retainers are payable quarterly in arrears.

•a cash retainer of $80,000 per year;

•an additional cash retainer of $20,000 per year, if such non‑employee director serves as the chairperson of the Audit Committee and an additional cash retainer of $10,000 per year for each other member of the Audit Committee;

•an additional cash retainer of $10,000 per year, if such non‑employee director serves as the chairperson of the Compensation Committee and an additional cash retainer of $5,000 per year for each other member of the Compensation Committee;

•an additional cash retainer of $10,000 per year, if such non‑employee director serves as the chairperson of the Nominating and Governance Committee and an additional $5,000 per year for each other member of the Nominating and Governance Committee;

•a cash retainer of $20,000 per year is payable to a non‑employee Chairman of the Board; and

•annual equity‑based compensation with an aggregate grant date value of $100,000.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Second Amended and Restated Employment Agreement with Scott Bender, dated as of April 25, 2021
10.2	Second Amended and Restated Employment Agreement with Joel Bender, dated as of April 25, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cactus, Inc.

April 27, 2021	By:	/s/ Stephen Tadlock
Date	Name:	Stephen Tadlock
	Title:	Vice President, Chief Financial Officer and Treasurer

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